EXHIBIT 10.42
AMENDMENT NO. 2
Dated as of February 27, 2015
to
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of December 14, 2011
THIS AMENDMENT NO. 2 (this “Amendment”) is made as of February 27, 2015 by and among (i) Franklin Electric Co., Inc., an Indiana corporation (the “US Borrower”), Franklin Electric B.V., a Netherlands private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (the “Dutch Borrower” and, together with the US Borrower, the “Borrowers”), (ii) the financial institutions listed on the signature pages hereof and (iii) JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Second Amended and Restated Credit Agreement dated as of December 14, 2011 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement; and
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the Amendment No. 2 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)The definition of “Sanctioned Country” set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:
“Sanctioned Country” means a country or territory which is itself at any time subject to or the target of any comprehensive embargo under any Sanctions (as of the Amendment No. 2 Effective Date, Crimea, Cuba, Iran, North Korea, Sudan and Syria).
(b)Section 1.01 of the Credit Agreement is amended to add the following definition thereto in the appropriate alphabetical order:
“Amendment No. 2 Effective Date” means February 27, 2015.
(c)Section 2.17 of the Credit Agreement is amended to insert the following as a new clause (i) thereof:
(i) For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 2 Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(d)Section 3.19(b) of the Credit Agreement is amended and restated in its entirety to read as follows:
(b)    None of such Borrower or to the best of its knowledge its Subsidiaries or their respective directors, officers, employees, agents or representatives acting or benefiting in any capacity in connection with this Agreement (i) is a Designated Person; (ii) is a Person that is owned or controlled by a Designated Person; (iii) is located, organized or resident in a Sanctioned Country; or (iv) has directly or indirectly engaged in, or is now directly or indirectly engaged in, any dealings or transactions (1) with any Designated Person, (2) in any Sanctioned Country in violation of applicable Sanctions, or (3) otherwise in violation of Sanctions applicable to any party to this Agreement.
(e)The Administrative Agent and the Lenders party hereto hereby waive any noncompliance prior to the date hereof with Sections 3.19(b), 4.02 and Section 6.15 of the Credit Agreement solely as a result of the Specified Transactions.

2.Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 2 Effective Date”) is subject to the receipt by the Administrative Agent of counterparts of (a) this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent and (b) the Consent and Reaffirmation attached hereto duly executed by the Guarantors.

3.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a)This Amendment and the other Loan Documents to which such Borrower is a party (any such Loan Document as modified hereby) constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement (as amended hereby) are true and correct in all material respects, except (1) to the extent any such representation or warranty is stated to relate to an earlier date and (2) for changes in the Schedules to the Credit Agreement reflecting transactions after the Effective Date permitted by the Credit Agreement.

4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. Furthermore, this Amendment and the subject matter hereof shall not constitute a course of dealing or a consent to any departure by any Borrower from any other term or requirement of the Credit Agreement or any other Loan Document or create any implication that the Administrative Agent or the Lenders would be willing under any circumstances in the future to provide the Borrowers with any additional waivers, amendments or other accommodations.
(d)This Amendment is a Loan Document.

5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of Illinois.

6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by electronic transmission shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

FRANKLIN ELECTRIC CO., INC.,
as a Borrower

By:____________________________________
Name:
Title:

FRANKLIN ELECTRIC B.V.,
as a Borrower

By: Orangefield Trust (Netherlands) B.V., its Director A

By:____________________________________
Name:

By:____________________________________
Name:

By:____________________________________
Name: John Jay Haines
Title: Director B

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:_______________________________________
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:_______________________________________
Name:
Title:

BANK OF AMERICA, N.A.,
as a Lender

By:_______________________________________
Name:
Title:

HSBC BANK USA, N.A.,
as a Lender

By:_______________________________________
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:_______________________________________
Name:
Title:

By:_______________________________________
Name:
Title:

CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Second Amended and Restated Credit Agreement dated as of December 14, 2011 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Franklin Electric Co., Inc., Franklin Electric B.V., the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of February 27, 2015 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.
Dated: February 27, 2015

FRANKLIN FUELING SYSTEMS, INC. FRANKLIN ELECTRIC INTERNATIONAL, INC. INTELLIGENT CONTROLS, INC. each as a Guarantor By: _________________________ Name: Title: